Supplement dated September 16, 2010
to the Prospectus for Principal Variable Contracts Funds, Inc.
Dated May 1, 2010

(as supplemented on May 19, 2010 and June 16, 2010)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

STRATEGIC ASSET MANAGEMENT (“SAM”) BALANCED PORTFOLIO
In the Principal Investment Strategies, delete the second paragraph and third paragraph (which includes a bulleted list), and substitute the following:

The SAM Portfolios operate as funds of funds and invest principally in Institutional Class shares of
Principal Funds, Inc. and Class 1 shares of Principal Variable Contracts Funds Inc. equity funds, fixed-
income funds and specialty funds (“Underlying Funds”); the Sub-Advisor generally categorizes the
Underlying Fund based on the investment profile of the Underlying Fund. Each SAM Portfolio typically allocates its assets among Underlying Funds, and within predetermined percentage ranges, as determined by the Sub-Advisor in accordance with its outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds.

The Portfolio:
• Generally invests between 20% and 60% of its assets in fixed-income funds, and less than 40%
in any one fixed-income fund
• Generally invests between 40% and 80% of its assets in equity funds, and less than 30% in any one equity fund
• Generally invests less than 20% of its assets in specialty funds, and less than 20% in any one specialty fund